                                                                    Exhibit 99.7

                    CSXT RATIO OF EARNINGS TO FIXED CHARGES

     For purposes of computing the ratio of earnings to fixed charges, "earnings" represent earnings from operations before income taxes plus interest expense related to indebtedness, amortization of debt discount and the interest portion of fixed rent expense, less undistributed earnings of affiliates accounted for using the equity method. "Fixed charges" include interest on indebtedness (whether expensed or capitalized), amortization of debt discount and the interest portion of fixed rent expense.

     The following table sets forth the ratios of earnings to fixed charges of CSXT for the periods indicated:

                                                        FISCAL YEAR ENDED DECEMBER
                           SIX MONTHS ENDED  ----------------------------------------------------
                            JUNE 25, 2004    26, 2003   27, 2002   28, 2001   29, 2000   30, 1999
                           ---------------   --------   --------   --------   --------   --------
Ratio of Earnings to
  Fixed Charges..........        4.4x          2.2x       3.7x       2.6x       1.8x      3.3x


               Computation of Ratio of Earnings to Fixed Charges
                   CSX Transportation, Inc. and Subsidiaries
                       Ratio of Earnings to Fixed Charges
                             (Millions of Dollars)


                                           FOR THE
                                       SIX MONTHS ENDED                    FOR THE FISCAL YEARS ENDED
                                       ---------------- -------------------------------------------------------------------------
                                         June 25, 2004  DEC. 26, 2003  DEC. 27, 2002  DEC 28, 2001   DEC. 29, 2000  DEC. 31, 1999
                                         -------------  -------------  -------------  ------------   -------------  -------------
Earnings:
  Earnings Before Income Taxes...........   $   222          $216           $479           $324           $170           $372
  Interest Expense.......................        49           101            113            130            120             77
  Amortization of debt discount..........        (1)           --             (1)            --             --             --
  Interest Portion of Fixed Rent.........        14            54             54             54             74             64

  Undistributed earnings of
    unconsolidated subsidiaries..........        (9)          (20)           (19)            (7)           (14)           (25)
                                            -------          ----           ----           ----           ----           ----
  Earnings, as Adjusted..................   $   275          $351           $626           $501           $350           $488
                                            -------          ----           ----           ----           ----           ----
Fixed Charges:
  Interest Expense.......................   $    49          $101           $113           $130           $120           $ 77
  Capitalized Interest...................         1             3              3              6              6              8
  Amortization of Debt Discount..........        (1)           --             (1)            --             --             --
  Interest Portion of Fixed Rent.........        14            54             54             54             74             64
                                            -------          ----           ----           ----           ----           ----
  Fixed Charges..........................   $    63          $158           $169           $190           $200           $149
                                            -------          ----           ----           ----           ----           ----
  Ratio of Earnings to Fixed Charges.....       4.4x          2.2x           3.7x           2.6x           1.8x           3.3x
                                            -------          ----           ----           ----           ----           ----